UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue Irvine, California, 92614
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 430-6400

(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2019 Employee Stock Purchase Plan

The Board of Directors (the “Board”) of Resources Connection, Inc. (the “Company”) previously approved an amendment and restatement of the Resources Connection, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”), subject to approval by the Company’s stockholders, to increase the maximum number of shares of the Company’s common stock authorized for issuance under the ESPP by an additional 1,500,000 shares. At the Company’s annual meeting of stockholders held on October 20, 2022, the Company’s stockholders approved the amended and restated ESPP.

The preceding summary is qualified in its entirety by reference to the text of the amended and restated ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Employment Agreement with Jennifer Y. Ryu

On October 21, 2022, the Company and Resources Connection LLC jointly entered into an Employment Agreement with Ms. Jennifer Ryu, the Company’s Executive Vice President and Chief Financial Officer (the “Ryu Employment Agreement”), which replaces in its entirety the previous employment agreement between the Company and Ms. Ryu dated February 3, 2020 (the “Prior Ryu Employment Agreement”). The Prior Ryu Employment Agreement was previously described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2020. The Ryu Employment Agreement contains substantially the same terms as the Prior Ryu Employment Agreement, except as described below.

The Ryu Employment Agreement provides for an initial term through October 21, 2025, with the term automatically renewing annually thereafter for an additional one-year term unless either party provides at least sixty days’ written notice of non-renewal and subject to earlier termination by either party. The Ryu Employment Agreement provides for an annual base salary of $462,000.

The Ryu Employment Agreement provides that if Ms. Ryu’s employment with the Company is terminated by the Company due to death or permanent disability, subject to her or her estate or personal representative, as applicable, providing a general release of claims in favor of the Company, Ms. Ryu will be entitled to receive (i) accelerated vesting of her outstanding and unvested equity awards, with options remaining exercisable for up to 3 years following termination of employment and performance-based awards vesting based on the terms of the applicable award agreement, (ii) a lump sum payment equal to 1 times her current base salary, paid within 60 days following termination, and (iii) a pro-rata target bonus, paid within 60 days following termination. If Ms. Ryu’s employment with the Company is terminated by the Company without cause (including a non-renewal of the employment agreement by the Company) or Ms. Ryu resigns for good reason, in each case, not in connection with a change in control of the Company, Ms. Ryu will be entitled to receive, subject to her providing a general release of claims in favor of the Company, (i) a lump sum payment equal to 1.5 times her current base salary and target annual bonus, paid within 60 days following termination, (ii) a pro-rata target bonus, paid within 60 days following termination, (iii) accelerated vesting of outstanding and unvested equity awards, with options remaining exercisable for the remaining term of the option and performance-based awards vesting based on the terms of the applicable award agreement, and (iv) a lump sum payment substantially equal to the cost to continue medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act, at the same or reasonably equivalent medical coverage for Ms. Ryu and her eligible dependents, for a period of 18 months, paid within 60 days following termination. If Ms. Ryu’s employment with the Company is terminated by the Company without cause (including a non-renewal of the employment agreement by the Company) or Ms. Ryu resigns for good reason, in each case within 60 days prior to, upon or within 24 months following a change in control of the Company, Ms. Ryu will be entitled to receive, subject to her providing a general release of claims in favor of the Company, the benefits described in the preceding sentence, provided that the multiple in clause (i) above shall be 2 times her current base salary and target annual bonus.

The Ryu Employment Agreement also contains certain restrictive covenants in the Company’s favor, including a covenant that Ms. Ryu not solicit employees or independent contractors of the Company during or within one year following her employment with the Company.

The foregoing description of the Ryu Employment Agreement is qualified in its entirety by reference to the complete terms and conditions of Ms. Ryu’s employment agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders of the Company was held on October 20, 2022.  Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors.  The stockholders elected the following three directors to hold office for a three-year term expiring at the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.  The voting results were as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Anthony Cherbak	26,176,952	784,952	5,792	3,640,720
Neil Dimick	25,424,697	1,538,187	4,812	3,640,720
Kate Duchene	26,383,354	578,757	5,585	3,640,720

Appointment of RSM US LLP as Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,495,140	82,193	31,083	―

Vote on the Amendment and Restatement of the Resources Connection, Inc. 2019 Employee Stock Purchase Plan.  The stockholders voted to approve the Amendment and Restatement of the Resources Connection, Inc. 2019 Employee Stock Purchase Plan.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,755,799	192,150	19,747	3,640,720

Advisory Vote on Named Executive Officer Compensation.  The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting of stockholders.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,482,031	418,264	67,401	3,640,720

Item 8.01:	Other Events.

On October 20, 2022, the Board approved a dividend of $0.14 per share on the Company’s common stock.  The dividend is payable December 15, 2022, to shareholders of record at the close of business on November 17, 2022.  The Company’s board of directors will assess and approve future dividends quarterly.  The full text of the Company’s press release, issued on October 21, 2022, announcing the quarterly dividend payment is included as Exhibit 99.1 to this report.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Resources Connection, Inc. 2019 Employee Stock Purchase Plan (As amended and restated on August 18, 2022).

10.2	Employment Agreement dated October 21, 2022 between Jennifer Y. Ryu, Resources Connection, Inc. and Resources Connection LLC

99.1	Press Release entitled “RGP Announces Quarterly Dividend and Dividend Payment Date,” issued October 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2022	RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
Kate W. Duchene
President and Chief Executive Officer